SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Sec. 13 or 15(d) of the Securities
                              Exchange Act of 1934



       Date of Report (Date of earliest event reported) : August 25, 2000


       STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of April 1, 2000, providing for the issuance of Aurora Loan Services Mortgage Pass-Through Certificates, Series 2000-2)


                    STRUCTURED ASSET SECURITIES CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                  333-31252-01              74-2440850
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                                200 Vesey Street
                               New York, NY 10285
                    (Address of principal executive offices)


Registrant's telephone number, including area code : (212) 526-5594

                                       N/A
         (Former name or former address, if changed since last report.)



                                   Page 1 of 4



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Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's Aurora Loan Services Mortgage Pass-Through Certificates, Series 2000-2 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibits are being filed, pursuant to the terms of the Trust Agreement, dated as of April 1, 2000 among Structured Asset Securities Corporation, as depositor, Aurora Loan Services Inc., as master servicer, and The Chase Manhattan Bank, as trustee. On August 25, 2000 distributions were made to the Certificateholders.

     Specific  information  with  respect  to the  distributions  are  filed  as
Exhibits 99.1.   No other  reportable  transactions  or  matters  have
occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibits are filed as part of this report:

               Statement to Certificateholders on August 25, 2000 is filed as Exhibit 99.1 hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    THE CHASE MANHATTAN BANK,
                                    not in its individual capacity but solely as Trustee under the Agreement referred to herein

Date:  August 31, 2000          By:   /s/ Kimberly Costa
                                     Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         August 25, 200

                                  Exhibit 99.1

             Monthly Certificateholder Statement on August 25, 2000

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


             STRUCTURED ASSET SECURITIES CORP.MORTGAGE PASS-THROUGH CERTIFICATES 2000-ALS2
                              STATEMENT TO CERTIFICATEHOLDERS
                                       August 25, 2000

-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
            Original        Prior                                                                                Current
              Face      Principal                                                       Realized  Deferred       Principal
Class        Value        Balance          Principal        Interest       Total        Losses    Interest       Balance
-----------------------------------------------------------------------------------------------------------------------------------
IA1      48,844,000.00    41,585,457.49    1,253,112.56      259,909.11    1,513,021.67   0.00         0.00     40,332,344.93
IA2       1,000,000.00       851,393.37       25,655.40        5,321.21       30,976.61   0.00         0.00        825,737.97
IAP         721,738.00       665,439.74       16,750.74            0.00       16,750.74   0.00         0.00        648,689.00
IIA1    165,599,000.00   153,209,687.50    4,070,114.43      937,132.59    5,007,247.02   0.00         0.00    149,139,573.07
IIA2      1,000,000.00       925,184.86       24,578.13        5,659.05       30,237.18   0.00         0.00        900,606.73
IIAP     18,766,848.00    17,876,959.02      484,942.06            0.00      484,942.06   0.00         0.00     17,392,016.96
B1        8,402,000.00     8,387,844.27        4,861.08       61,297.91       66,158.99   0.00         0.00      8,382,983.19
B2        6,463,000.00     6,452,111.15        3,739.25       47,151.68       50,890.93   0.00         0.00      6,448,371.90
B3        3,101,000.00     3,095,775.44        1,794.12       22,623.76       24,417.88   0.00         0.00      3,093,981.32
B4        2,068,000.00     2,064,515.82        1,196.47       15,087.37       16,283.84   0.00         0.00      2,063,319.35
B5        1,033,000.00     1,031,259.63          597.66        7,536.39        8,134.05   0.00         0.00      1,030,661.97
B6        1,557,932.10     1,556,057.70          886.92       11,371.58       12,258.50   0.00         0.00      1,555,170.78
R               100.00             0.00            0.00            0.00            0.00   0.00         0.00              0.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTALS  258,556,618.10   237,701,685.99    5,888,228.82    1,373,090.65    7,261,319.47   0.00         0.00    231,813,457.17
-----------------------------------------------------------------------------------------------------------------------------------
IAX      49,844,000.00    42,436,850.85            0.00       13,347.37       13,347.37   0.00         0.00     41,158,082.89
IIAX1   166,599,000.00   154,134,872.36            0.00      214,870.02      214,870.02   0.00         0.00    150,040,179.80
IIAX2   166,599,000.00   154,134,872.36            0.00        1,650.11        1,650.11   0.00         0.00    150,040,179.80
-----------------------------------------------------------------------------------------------------------------------------------


Factor Information Per $1,000 of Original Face                                                           Pass-through Rates
------------------------------------------------------------------------------------                ---------------------------
                        Prior                                                       Current                            Current
                       Principal                                                    Principal         Class            Pass-thru
Class      cusip        Factor          Principal      Interest         Total        Factor                             Rate
----------------------------------------------------------------------------------------------------------------------------------
IA1       863572n41   851.39336438     25.65540414     5.32120854    30.97661269     825.73796024        IA1           7.500000%
IA2                   851.39337000     25.65540000     5.32121000    30.97661000     825.73797000        IA2           7.500000%
IAP       863572n66   921.99626457     23.20889298     0.00000000    23.20889298     898.78737159        IAP           0.000000%
IIA1      863572n74   925.18485921     24.57813411     5.65904740    30.23718150     900.60672510        IIA1          7.340000%
IIA2                  925.18486000     24.57813000     5.65905000    30.23718000     900.60673000        IIA2          7.340000%
IIAP      863572p23   952.58186244     25.84035742     0.00000000    25.84035742     926.74150502        IIAP          0.000000%
B1        863572p31   998.31519519      0.57856225     7.29563318     7.87419543     997.73663294        B1            8.769535%
B2        863572p49   998.31520192      0.57856259     7.29563361     7.87419619     997.73663933        B2            8.769535%
B3        863572p56   998.31520155      0.57856175     7.29563367     7.87419542     997.73663979        B3            8.769535%
B4                    998.31519342      0.57856383     7.29563346     7.87419729     997.73662959        B4            8.769535%
B5                    998.31522749      0.57856728     7.29563408     7.87420136     997.73666021        B5            8.769535%
B6                    998.79686669      0.56929310     7.29914994     7.86844305     998.22757359        B6            8.769535%
R         863572p64     0.00000000      0.00000000     0.00000000     0.00000000       0.00000000        R             7.500000%
----------------------------------------------------------------------------------------------------------------------------------
TOTALS                919.34094643     22.77346008     5.31059951    28.08405959     896.56748635
----------------------------------------------------------------------------------------------------------------------------------
IAX       863572n58   851.39336430      0.00000000     0.26778288     0.26778288     825.73796024       IAX            0.377428%
IIAX1     863572n82   925.18485921      0.00000000     1.28974376     1.28974376     900.60672513       IIAX1          1.672847%
IIAX2     863572n90   925.18485921      0.00000000     0.00990468     0.00990468     900.60672513       IIAX2          0.012847%
----------------------------------------------------------------------------------------------------------------------------------

             STRUCTURED ASSET SECURITIES CORP.MORTGAGE PASS-THROUGH CERTIFICATES 2000-ALS2
                                       August 25, 2000


Sec. 4.03(i)    Unscheduled Principal Amounts                                            5,749,872.29
                Group 1 Unscheduled Principal                                             1,268,934.28
                Group 2 Unscheduled Principal                                             4,480,938.01

Sec. 4.03(iv)   Aggregate Advances                                                               0.00
                Group 1 Advances                                                                 0.00
                Group 2 Advances                                                                 0.00

Sec. 4.03(v)    Ending Principal Balance                                               231,813,457.17
                Group 1 Principal Balance                                              46,644,145.09
                Group 2 Principal Balance                                              185,169,312.08

Sec. 4.03(vii)  Current Period Realized Losses                                                   0.00
                Group 1 Current Period Realized Losses                                           0.00
                Group 2 Current Period Realized Losses                                           0.00

                Bankruptcy Losses                                                                0.00
                Fraud Losses                                                                     0.00
                Special Hazard Losses                                                            0.00

                Bankruptcy Loss Amount                                                    257,885.00
                Fraud Loss Amount                                                        5,171,132.00
                Special Hazard Loss Amount                                               7,957,346.66

                Servicing Fees (includes Retaind Interest)                                  49,541.04
                Master Servicing Fees                                                        3,961.68
                Trustee Fees                                                                 1,683.71

Sec. 4.03(ix)   Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency

                     Group 1
                Category      Number    Principal Balance   Percentage
                1 month          2          721,919.94        1.55%
                2 Months         2        2,226,815.66        4.77%
                3+ Months        0                0.00        0.00%
                Total            4        2,948,735.60        6.32%



                     Group 2
                Category      Number    Principal Balance   Percentage
                1 month        12        8,962,278.09        4.84%
                2 Months        1          308,954.35        0.17%
                3+ Months       0                0.00        0.00%
                Total          13        9,271,232.44        5.01%

                    Group Totals
                Category      Number    Principal Balance   Percentage
                1 Month        14        9,684,198.03        4.18%
                2 Months        3        2,535,770.01        1.09%
                3+ Months       0                0.00        0.00%
                Total          17       12,219,968.04        5.27%


                Number and Aggregage Principal Amounts of Mortgage Loans in Foreclosure

                    Group 1
                              Number    Principal Balance   Percentage
                               0                0.00        0.00%
                    Group 2
                              Number    Principal Balance   Percentage
                               0                0.00        0.00%

                    Group Totals
                              Number    Principal Balance   Percentage
                               0                0.00        0.00%

             STRUCTURED ASSET SECURITIES CORP.MORTGAGE PASS-THROUGH CERTIFICATES 2000-ALS2
                                       August 25, 2000


Sec. 4.03(x)    Number and Aggregage Principal Amounts of REO Loan
                    Group 1
                              Number    Principal Balance   Percentage
                               0                0.00        0.00%
                    Group 2
                              Number    Principal Balance   Percentage
                               0                0.00        0.00%
                    Group Totals
                              Number    Principal Balance   Percentage
                               0                0.00        0.00%


Sec.4.03(viii)     Aggregate Outstanding Interest Shortfalls

                   Class ia1 shortfall                           0.00
                   Class ia2 shortfall                           0.00
                   Class iax shortfall                           0.00
                   Class iia1 shortfall                          0.00
                   Class iia2 shortfal                           0.00
                   Class iiax1 shortfall                         2.11
                   Class iiax2 shortfall                         0.00
                   Class b1 shortfall                            0.00
                   Class b2 shortfall                            0.00
                   Class b3 shortfall                            0.00
                   Class b4 shortfall                            0.00
                   Class b5 shortfall                            0.00
                   Class b6 shortfall                            0.00
                   Class r shortfall                             0.00


Sec.4.03(viv)      Aggregate Outstanding Prepayment Interest Shortfalls


                   Class ia1 shortfall                           0.00
                   Class ia2 shortfall                           0.00
                   Class iax shortfall                           0.00
                   Class iia1 shortfall                          0.00
                   Class iia2 shortfal                           0.00
                   Class iiax1 shortfall                         0.00
                   Class iiax2 shortfall                         0.00
                   Class b1 shortfall                            0.00
                   Class b2 shortfall                            0.00
                   Class b3 shortfall                            0.00
                   Class b4 shortfall                            0.00
                   Class b5 shortfall                            0.00
                   Class b6 shortfall                            0.00
                   Class r shortfall                             0.00


If there are any questions or comments, please contact the Relationship Manager listed below.

                     ---------------------------------------
                                Karen Dobres
             THE CHASE MANHATTAN BANK - Structured Finance Services
                        450 WEST 33RD STREET, 14th Floor
                            NEW YORK, NEW YORK 10001
                                 (212) 946-3232
                       email:karen.dobres@chase.com
                     ---------------------------------------

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